DAVIDSON MULTI-CAP CORE FUND

PROSPECTUS

Advisor Class C

July 3, 2008,
as supplemented July 1, 2009

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DAVIDSON MULTI-CAP CORE FUND

A series of Advisors Series Trust

Davidson Multi-Cap Core Fund (the “Fund”) is a diversified mutual fund that seeks long-term capital appreciation by investing in companies across a wide range of market capitalizations and investment styles.

Davidson Investment Advisors, Inc. (the “Advisor”) is the investment adviser to the Fund and is located at Davidson Building, 8 Third Street North, Great Falls, Montana 59401.  The Fund is a series of Advisors Series Trust (the “Trust”).  The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.  The Fund offers two classes of shares:  Advisor Class A and Advisor Class C.  This prospectus offers Advisor Class C shares.

Table of Contents

Risk/Return Summary	2
Performance	4
Fees and Expenses	4
Investment Objective, Principal Investment Strategies and Related Risks of Investing in the Fund	5
Portfolio Holdings Information	9
Management of the Fund	9
Distribution of Fund Shares	13
Your Account With the Fund	14
How to Purchase Shares of the Fund	16
Minimum Investments	18
How to Redeem Your Shares	19
General Transaction Policies	24
Dividends and Distributions	24
Tax Consequences	25
Financial Highlights	25

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is July 3, 2008,
as supplemented July 1, 2009
.

Please find the Fund’s Privacy Notice inside the back cover
of this Prospectus.

RISK/RETURN SUMMARY

What is the Fund’s Investment Objective?	The investment objective of the Fund is to seek long-term capital appreciation.

How Does the Fund Seek to Achieve its Investment Objective?
The Fund normally invests at least 80% of its net assets in common stocks of companies across a wide range of market capitalizations and investment styles with attractive fundamental characteristics.  Consistent with the Fund’s “core” strategy, it will invest its assets in both value and growth stocks, as well as dividend-paying and non-dividend-paying stocks.  The Fund will seek to achieve its investment objective primarily through stock selection, with less emphasis on sector weightings.  As a result, the Fund expects to only occasionally make modest sector changes, preferring to differentiate performance by relative movement in individual stocks than in sectors or industries.

The Fund may seek to enhance returns through the use of other investment strategies such as the use of options (for hedging purposes), foreign securities, and other investment companies (including exchange-traded funds (“ETFs”).

At the discretion of the Advisor, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

What are the Principal Risks of Investing in the Fund?
There is the risk that you could lose money by investing in the Fund.  A summary of the principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return is discussed below.  For a more detailed description of these and other risks, see “Investment Objective, Principal Investment Strategies and Related Risks of Investing in the Fund.”

Equity Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Exchange-Traded Funds (“ETFs”) Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  Like other investment companies, ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

Management Risk.  Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.  The Fund’s Advisor has not previously managed a mutual fund.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees (the “Board”) may determine to liquidate the Fund.

Non-U.S. Investment Risk.  The Fund may invest in foreign securities which are subject to special risks.   Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Who May Want to Invest in the Fund?	The Fund may be appropriate for investors who:

—	Have a long-term investment horizon;

—	Want to add an investment with potential for capital appreciation to diversify their investment portfolio;

—	Can accept the greater risks of investing in a portfolio with common stock holdings; and

—	Are not primarily concerned with principal stability.

PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, there is no performance information available for the Fund at this time.

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  There are two types of expenses involved: shareholder transaction expenses (such as redemption fees) and annual operating expenses (such as management fees).

Shareholder Fees(1) (fees paid directly from your investment)	Advisor Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(2) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed)(3)	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.65%
Rule 12b-1 distribution and service fee	1.00%
Other expenses (4)	3.91%
Acquired fund fees and expenses (“AFFE”)(5)	0.02%
Total annual fund operating expenses	5.58%
Less: Expense waiver/reimbursement(6)	-3.66%
Net annual fund operating expenses	1.92%

(1)	Shareholders will be charged a fee by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent’) for outgoing wire transfers, returned checks and stop payment charges.
(2)
A contingent deferred sales charge is assessed if shares are sold within one year after purchase.  This sales charge is waived in certain circumstances as described in “Your Account with the Fund.”  The 1.00% is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

(3)
The redemption fee applies only to those shares that have been held seven calendar days or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading.

(4)	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the current fiscal year.
(5)
AFFE are indirect fees that the Fund incurs from investing in the shares of other mutual funds and/or ETFs (“Acquired Funds”).  These indirect fees represent a pro rata portion of the cumulative expenses charged by the Acquired Funds.  The Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets in the Fund’s financial statements, as the Fund’s financial statements will reflect the operating expenses of the Fund and do not include AFFE.  Without AFFE, the Total Annual Fund Operating Expenses for the Fund would have been 5.56%.  These expenses are based on estimated amounts for the current fiscal year.

(6)
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that net annual fund operating expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.90% of average daily net assets of the Fund (the “Expense Cap”).  The Expense Cap will remain in effect indefinitely and may be terminated only by the Trust’s Board.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed provided that any such reimbursement during any fiscal year will not cause the Fund’s net annual operating expenses to exceed the Expense Cap.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses as limited by the Expense Cap described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
If you sell your shares at the end of the period:	$295	$603
If you do not sell your shares at the end of the period:	$195	$603

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF INVESTING IN THE FUND

Investment Objective
The investment objective of the Fund is long-term capital appreciation.  The Fund’s investment objective is fundamental.  There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in companies across a wide range of market capitalizations and investment styles with attractive fundamental characteristics.  Consistent with the Fund’s “core” strategy, it will invest its assets in both value and growth stocks, as well as dividend-paying and non-dividend-paying stocks.  The Fund will seek to achieve its investment objective primarily through stock selection, with less emphasis on sector weightings.  As a result, the Fund expects to only occasionally make modest sector changes, preferring to differentiate performance by relative movement in individual stocks than in sectors or industries.

The Advisor initially conducts a quantitative screen to identify potential investment candidates.  Then a more in-depth qualitative and fundamental analysis is performed to identify the best candidates for investment.   A top-down approach is used secondarily to help determine the portfolio’s investment across economic sectors, market capitalization and investment styles.

The Advisor starts with a universe of over 3,000 companies and conducts an initial screen based on liquidity to reduce the universe to a smaller, more manageable one that consists of approximately 1,200 companies.  Further screening is performed as part of the Advisor’s quantitative analysis to identify companies meeting its fundamental criteria.  A few examples of characteristics for which the Advisor screens include:  reasonable valuations, prudent debt levels, cash flow generation, attractive growth characteristics and solid balance sheets.

The next step of the process is qualitative, whereby the style manager evaluates relative attractiveness of an industry and a company’s competitive strengths and weaknesses.  The management team is also assessed based on a consistent track record of meeting and/or exceeding articulated goals and targets.  The Advisor’s fundamental analysis focuses on the financials of a company.  Data is initially compared with its historical trends as well as those of competitors.  Cash flow, earnings, profitability, and the balance sheet are all evaluated to determine the financial strength of a company.  In most cases, a detailed model is developed to forecast a future income and cash flow statement along with a balance sheet.

Factors considered in the buy decision include: price relative to fair value; its attractiveness on a risk versus reward basis; and its fit within the portfolio.  Fair value determination is based on generated forecasts, as well as analysis of a company’s historical valuation ratios (such as price-to-earnings, price-to-book, and enterprise value-to-earnings before interest, taxes, depreciation and amortization (also known as EBITDA)) and those of competitors.  An investment’s position size is commensurate with risk.  Additional risk management procedures consist of broad diversification among holdings; modest sector bets; owning quality companies; and limiting exposure to any one company or sector.

The Advisor sells a position if the fundamentals have deteriorated, catalysts fail to develop, or a stock exceeds fair valuation.  The Fund may also eliminate a position if a better alternative becomes available.  The Advisor does not base sell decisions solely on price activity and will trim positions if either the individual position or the sector has grown to be too large a percentage of the portfolio.

The Fund reserves the right to invest up to 20% of its net assets in the writing and selling of put and call options on securities in which it invests to seek enhanced returns and for hedging purposes.

The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or directly in foreign securities.

Because the Fund may invest in one or more underlying investment companies (i.e., mutual funds and ETFs), investors will indirectly bear a proportionate share of any fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the expenses of the Fund.  Actual underlying fund expenses are expected to vary with changes in the allocation of the Fund’s assets among various underlying investment companies.

Temporary or Cash Investments.  Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks

The risk exists that you could lose money on your investment in the Fund.  The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return are discussed below.

By itself, the Fund is not a complete, balanced investment plan and the success of the Fund cannot be predicted.

Conflicts of Interest Risk.  The Advisor may advise other clients with investment objectives similar to those of the Fund.  There may be instances in which the Fund would not be able to invest in certain limited investment opportunities due to the investment by other clients advised by the Advisor.  All trades will be allocated fairly across all appropriate accounts, including the Fund.  The Advisor has a written policy to monitor all trading activity to address any conflicts that may occur.

Equity Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Exchange-Traded Funds (“ETFs”) Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of advisory fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Issuer Risk.  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk.  The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.  In addition, the Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select stocks, particularly in volatile stock markets.  The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.  The Fund’s Advisor has not previously managed a mutual fund.  Neither the Trust nor the Advisor can guarantee that the Fund will achieve its investment objective.

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  The Board can liquidate the Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-U.S. Investment Risk.  The Fund may invest in foreign securities, which may be subject to special risks. The Fund’s returns and net asset value (“NAV”) may be affected by several factors, including those described below.

Foreign securities are also subject to higher political, social and economic risks.  These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments.  Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.

Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Advisor to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  In addition, the Fund discloses complete portfolio holdings on the Fund’s website on at least a quarterly basis at www.davidsonmutualfunds.com with at least a 15 calendar day lag.  The portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC.  From time to time, the Advisor may select additional portfolio characteristics for distribution to the public with such frequencies and lag times as the Advisor determines to be in the best interests of shareholders.

MANAGEMENT OF THE FUND

Investment Advisor

Davidson Investment Advisors, Inc. is the Fund’s investment adviser and provides discretionary investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  The Advisor’s corporate headquarters address is Davidson Building, 8 Third Street North, Great Falls, Montana 59401-3155.  The Advisor has provided investment advisory services to individuals, banks, pension and profit sharing plans, trusts, estates, foundations and corporations since 1975.  As of March 31, 2008, the Advisor managed over $958 million in assets.  The Advisor has provided investment advisory services to the Fund since its inception.  The Advisor is a wholly-owned subsidiary of Davidson Companies, a financial services holding company.

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.  For its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 0.65% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended December 31, 2008.

Prior Performance

The Advisor currently maintains data related to two multi-cap core strategy composites which are managed identically.  The data provided below is for the wrap composite and it is being used instead of the data for the traditional account composite because it reflects inclusion of a larger number of accounts and a longer performance record.  Accounts in the wrap composite are subject to one, flat quarterly or annual fee that covers all administrative, commission, and management expenses.

The following table sets forth performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against the Russell 3000® Index and does not represent the performance of the Fund. The private accounts that are included in the Advisor’s composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code.  Consequently, the performance results for the Advisor’s composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.  You should not consider this performance data as an indication of future performance of the Fund.

Davidson Investment Advisors, Inc.

Multi-Cap Core Wrap Composite – March 31, 2008 Returns

Performance Results March 31, 2008			Annualized
	1st Qtr 2008	1 Year	3 Years	Since Inception (2)
Multi-Cap Core Wrap (Pure Gross-of-Fees) (1)	-8.4%	-1.9%	9.0%	8.6%
Multi-Cap Core Wrap (Net-of-Fees)	-8.7%	-3.3%	7.7%	7.3%
Russell 3000® Index(3)	-9.5%	-6.1%	6.1%	4.9%

(1)	Supplemental Information
(2)	Inception of Multi-Cap Core Wrap Composite is December 31, 2004
(3)	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Multi-Cap Core Wrap Composite Annual Disclosure Presentation

January 1, 2005 to December 31, 2007

Year End	Total Firm Assets (millions)	Composite Assets		Annual Performance Results
		U.S. Dollars (millions)	Number of Accounts	Composite		Russell 3000® Index(2)	Composite Dispersion(3)
				Pure Gross-of -Fees (1)	Net of Fees
2007	$1,010	$56	147	11.53%	10.01%	5.14%	0.2%
2006	$930	$47	114	12.17%	10.78%	15.72%	0.3%
2005	$977	$7	17	13.97%	12.97%	6.12%	N/A

N/A – Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire calendar year.

(1)	Supplemental Information

(2)	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

(3)
Composite dispersion measures the consistency of a firm’s composite performance with respect to the individual account returns within a composite.  The dispersion is measured by the standard deviation of asset-weighted account returns for the full year.

The Advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).

The Davidson Multi-Cap Core Wrap Composite consists of all fully discretionary equity multi-cap core wrap accounts with the objective to provide diversified investment coverage across a wide range of market capitalizations and investment styles with attractive fundamental characteristics, including those accounts no longer with the firm.  The portfolio style and market capitalization weightings are adjusted over time based on relative value opportunities available in the marketplace.

The Davidson Multi-Cap Core Wrap Composite was created December 31, 2004.  The minimum asset level for an account to be included in the Davidson Multi-Cap Core Wrap Composite is $150,000.  Composite policy requires the temporary removal of any portfolio incurring a client initiated significant cash inflow or outflow of at least 20% of portfolio assets. The temporary removal of such an account occurs at the beginning of the month in which the significant cash flow occurs and the account re-enters the composite the second full month after the cash flow.

Compliance with GIPS has been verified firm-wide by Ashland Partners & Company LLP (independent third-party provider for GIPS verification) from January 1, 1992 through March 31, 2008.  A performance examination was conducted on the Multi-Cap Core Wrap Composite beginning January 1, 2005.  The performance results for the Davidson Multi-Cap Core Wrap Composite have been verified for the period December 31, 2004, to December 31, 2007, by Ashland Partners & Company LLP.  A copy of the verification report is available upon request. The primary benchmark is the Russell 3000® Index. (The Index does not include transaction costs, management fees or other costs.)  Returns are presented gross and net of fees and include the reinvestment of all income.  In addition to a management fee, accounts pay an all-inclusive fee based on a percentage of assets under management.  Other than brokerage commission, this fee includes portfolio monitoring, consulting services, and in some cases, custodial services.  Wrap fee accounts make up 100% of the composite for all periods shown.  “Pure” gross results are shown for supplemental information only as they are stated gross of all fees and have not been reduced by transaction costs.  Net results have been reduced by all actual fees and transaction costs incurred.  Wrap fee schedules are provided by independent wrap sponsors and are available upon request from the respective wrap sponsor.  Actual investment advisory fees incurred by clients may vary.  The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite the entire year.  The fee schedule for the Davidson Multi-Cap Core Wrap Composite is: 1.00% on first $5 million, 0.875% on next $5 million and 0.75% over $10 million.  Investment performance returns and market values are calculated in U.S. dollars. The fees and expenses associated with an investment in the composite have, at times, been both higher and lower than the fees and expenses associated with an investment in the Fund.  As of December 31, 2007, the fees and expenses associated with an investment in the composite were higher than the fees and expenses associated with an investment in the Advisor Class A shares of the Fund but lower than the fees and expenses associated with an investment in Advisor Class C shares of the Fund, so that if the composite’s expenses in 2007 were adjusted for these expenses, its 2007 performance would have been higher (if adjusted for Advisor Class A expenses) or lower (if adjusted for Advisor Class C expenses) than shown.

The data shown represents past performance and offers no guarantee or representation of future results.

To obtain a complete list and description of the Advisor’s composites or additional information regarding policies or calculating and reporting returns, please contact Davidson Investment Advisors, Inc. at 1-800-332-0529.

Portfolio Managers

The Advisor’s firm uses a team approach to investments.  Of the eight investment team members, William B. Whitlow, Jr. and Brian P. Clancy are principally responsible for the management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.

William B. Whitlow, Jr. CFA is a Senior Vice President, senior portfolio manager and research analyst of the Advisor.  Mr. Whitlow joined the Advisor in October 2004.  He currently is the lead manager of the Advisor’s multi-cap core strategy.  Prior to his affiliation with the Advisor, Mr. Whitlow was employed at SAFECO Asset Management since 1997, where he was co-manager of the Multi-Cap Core and Growth Opportunities Funds.  He earned an MBA in Finance from the University of California - Berkeley and is a graduate of the University of Colorado, where he received a BA in Chemistry.  Mr. Whitlow is a CFA charterholder and is a member of the CFA Society of Seattle.

Brian P. Clancy, CFA is a Vice President, portfolio manager and research analyst of the Advisor.  Mr. Clancy joined the Advisor in October 2004.  Prior to his affiliation with the Advisor, Mr. Clancy worked at SAFECO Asset Management since 1996.  During that time Mr. Clancy worked with Mr. Whitlow as co-manager of the Multi-Cap Core Fund, as well as serving as a portfolio manager for the SAFECO Trust Co.  He earned an MBA from the University of Washington and is a graduate of the United States Naval Academy, where he received a BS in Mathematics.  Mr. Clancy is a CFA charterholder and a member of the CFA Society of Seattle.

The SAI provides additional information about the portfolio managers for the Fund, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund and any conflicts of interest.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.90% of the Fund’s average daily net assets for the Fund’s Advisor Class C shares.  The term of the Fund’s operating expenses limitation agreement is indefinite and it can only be terminated upon a vote of the Board.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the subsequent review and ratification of the reimbursed amounts by the Board’s independent trustees who oversee the Fund.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Description of Classes

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Advisor Class A shares and Advisor Class C shares.  This Prospectus offers Advisor Class C shares of the Fund.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•
Advisor Class A shares are charged a front-end sales load.  The Advisor Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Advisor Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  These shares are not offered in this Prospectus.

•	Advisor Class C shares are charged a CDSC of 1.00%. The Advisor Class C shares are also charged a 1.00% Rule 12b-1 distribution and servicing fee.

DISTRIBUTION OF FUND SHARES

Distributor

Quasar Distributors, LLC, an affiliate of the Transfer Agent, 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, is the distributor for the shares of the Fund (“Distributor”).  Quasar Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) formerly, the NASD.  Shares of the Fund are offered on a continuous basis.

Distribution and Service (Rule 12b-1) Plan

The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Fund’s Advisor Class C shares to pay distribution and service fees for the sale, distribution and servicing of its shares.  The plan provides for the payment of a distribution and service fee at the annual rate of 1.00% of average daily net assets.  Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service and Distribution Fees – Other Payments to Third Parties

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on its sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Advisor Class C Shares

You can buy Advisor Class C shares at the offering price, which is the NAV without an up-front sales charge.  Advisor Class C shares are subject to annual Rule 12b-1 distribution and service fees of 1.00%.  Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you.  The Distributor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees.  The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.

If you sell (redeem) your Advisor Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.   For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase.  If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value.   For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made.  The Fund will use the FIFO method when taking the CDSC.

A redemption fee of 1.00%, based on the redeemed share’s market value, will be imposed on redemptions of Advisor Class C shares of the Fund held for seven calendar days or less after purchase, using the FIFO method.

Investments of $1 million or more for purchase into Advisor Class C will be rejected.  Your financial intermediary is responsible for placing individual investments of $1 million or more into Advisor Class A, which is offered by a different prospectus.

Waiving Your CDSC
We reserve the right to waive the CDSC for certain groups or classes of shareholders.  If you fall into any of the following categories, you can redeem Advisor Class C shares without a CDSC:

•	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
•	You will not be assessed a CDSC on Fund shares redeemed for account and transaction fees (e.g., returned investment fee) and redemptions through a systematic withdrawal plan.
•
We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•
We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of the Trust in order to, for example, complete a merger or effect a Fund liquidation.
•	We waive the Advisor Class C shares CDSC if the dealer of record waived its commission with the Fund’s or Advisor’s approval.
•	We waive the Advisor Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

More information regarding the Fund’s sales charges and waivers is available free of charge on the Fund’s website:  www.davidsonmutualfunds.com.  Click on “Breakpoints and Sales Loads.”

Share Price

Shares of the Fund are sold at net asset value (“NAV”) per share, which is calculated for the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.  The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced at the next NAV per share calculated after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities.  NAV per share is determined by dividing NAV by the number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, shareholder servicing and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems shares in the Fund when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Advisor anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

HOW TO PURCHASE SHARES OF THE FUND

There are several ways to purchase shares of the Fund. An account application is used if you send money directly to the Fund by mail or wire.  Payment should be made by check in U.S. dollars and drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “Davidson Multi-Cap Core Fund.”

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts less than $10,000.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.

The Fund does not issue share certificates and its shares are not registered for sale outside of the United States.  The Fund reserves the right to reject any purchase in whole or in part.  If you have questions about how to invest, or about how to complete the account application, please call an account representative at 1-877-332-0529.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-332-0529 if you need assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may Purchase Shares through an Investment Broker

You may buy and sell shares of the Fund through certain brokers (and their agents, together “brokers”) that have made arrangements with the Fund.  An order placed with such a broker is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund.  Your shares will be held in the broker’s name, and the broker will maintain your individual ownership information.  The Fund or Advisor may pay the broker for maintaining these records as well as providing other shareholder services.  In addition, the broker may charge you a fee for handling your order.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

You may Send Money to the Fund by Mail

If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to “Davidson Multi-Cap Core Fund”) to:

Regular Mail	Overnight Delivery
Davidson Multi-Cap Core Fund	Davidson Multi-Cap Core Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Note:	The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

You may Wire Money to the Fund

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire payment.  Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit:     U.S. Bancorp Fund Services, LLC
A/C         #112-952-137
FFC:	Davidson Multi-Cap Core Fund
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please contact the Transfer Agent prior to sending a wire in order to ensure proper credit.  If you are making a subsequent purchase, your bank should wire funds as indicated above.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-332-0529.  Your bank may charge you a fee for sending a wire payment to the Fund.

When is Money Invested in the Fund?

Your share price will be the next NAV per share calculated after the Transfer Agent or your broker receives your request in good order.  “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the “Davidson Multi-Cap Core Fund.”  All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV per share.

What is the Price of the Fund?

The Fund’s net asset value per share, or price per share, is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. The Fund’s assets are the market value of securities held in its portfolio, plus any cash and other assets.  The Fund’s liabilities are fees and expenses it owes.  The number of Fund shares outstanding is the amount of shares which have been issued to shareholders.  The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value per share next calculated after your order is received and accepted.

MINIMUM INVESTMENTS

The minimum initial investment in the Fund is $2,500 for regular accounts and Individual Retirement Accounts (“IRAs”).  There is no minimum initial investment for 401(k), pension or other types of ERISA accounts.  Once your account is established, subsequent investments may be in any amount.  If you are starting an Automatic Investment Plan (see below), however, the minimum initial and subsequent investments are $2,500 and $100, respectively, for regular accounts and IRAs.

Subsequent Investments

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above.  Please also write your account number on the check.  If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.  If you want to invest additional money by wire, it is important for you to first call the Fund at 1-877-332-0529.

Automatic Investment Plan

You may make regular monthly investments in the Fund using the Automatic Investment Plan. In order to participate in the Automatic Investment Plan, your financial institution must be an Automated Clearing House (“ACH”) member.  An ACH debit is drawn electronically against your account at a financial institution of your choice.  Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the next calculated net asset value per share. There is no charge by the Fund for this service.  The Fund may terminate or modify this privilege at any time.  You may terminate or modify your participation by notifying the Transfer Agent five days prior to the effective date.  Once the initial minimum investment of $2,500 for regular accounts and IRAs is made, the subsequent minimum monthly investment amount is $100.  A request to change bank information will require a signature guarantee.  Additionally, the Transfer Agent will charge a $25 fee for any payment returned as unpaid.  To establish the Automatic Investment Plan, an investor must complete the appropriate sections of the account application form.  For additional information on the Automatic Investment Plan, please call the Transfer Agent at 1-877-332-0529.

HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their next calculated net asset value per share on each day the NYSE is open for trading.  A redemption may result in recognition of a gain or loss for federal income tax purposes.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will be subject to withholding.  IRA redemption requests must be made in writing.

Redemptions in Writing

You may redeem up to $100,000 of your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

Regular Mail	Overnight Delivery
Davidson Multi-Cap Core Fund	Davidson Multi-Cap Core Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Redemptions by Telephone

If you complete the Redemption by Telephone portion of the Fund’s account application, you may redeem shares on any business day the NYSE is open by calling the Transfer Agent at 1-877-332-0529 before the close of trading on the NYSE.  Redemption proceeds will be sent on the next business day to the address that appears on the Transfer Agent’s records.  If you request, redemption proceeds will be wired on the next business day to your designated bank account, or via electronic funds transfer through the ACH network to your predetermined bank account.  The minimum amount that may be wired is $1,000.  Wire charges, currently $15, will be deducted from redemption proceeds.  In the case of a partial redemption or a certain dollar redemption, the fee will be deducted above and beyond the requested redemption amount.  There is no charge to have proceeds sent by electronic funds transfer and credit is typically available in two to three business days.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.  Telephone redemptions cannot be made for retirement plan accounts.  Once a telephone transaction has been placed, it cannot be canceled or modified.

By establishing telephone redemption privileges, you authorize the Fund and its Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the financial institution account designated on the account application.  The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions.  If these normal identification procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege.  The Fund may change, modify, or terminate these privileges at any time upon at least 60’ days notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee.  Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Signature Guarantees

A signature guarantee of each account owner is required to redeem shares in the following situations:

—	If ownership is changed on your account;
—	When redemption proceeds are sent to any person, address or bank account not on record;
—	Written requests to wire redemption proceeds (if not previously authorized on the account;
—	If a change of address requested has been received by the Transfer Agent within the last 15 days;
—	For all redemptions in excess of $100,000 from any shareholder account; or
—	When establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not a signature guarantor.

When are Redemption Payments Made?

No redemption request will become effective until the Transfer Agent has received all documents in proper form.  Shareholders should contact the Transfer Agent at 1-877-332-0529 for further information concerning documentation required for redemption of Fund shares.

Redemption payments for telephone redemptions are sent on the next business day after the telephone call is received. Payments for redemptions requested in writing are normally made promptly, but no later than seven days after the receipt of a valid request.  However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the SEC.

If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process that may take up to 15 days.  This delay can be avoided by investing by wire to make your purchase.

Systematic Withdrawal Plan

The Fund offers a Systematic Withdrawal Plan (the “Plan”) whereby you may request that a check drawn in a predetermined amount be sent to you monthly, quarterly or annually.  To start this Plan, your account must have Fund shares with a value of at least $5,000, and the minimum amount that may be withdrawn each month or quarter is $100.  The Plan may be terminated or modified by you or the Fund at any time without charge or penalty.  Termination and modification of your systematic withdrawal plan should be provided to the Transfer Agent five business days prior to the next withdrawal.  A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  The redemption fee will be waived on sales of Fund shares due to participation in the Systematic Withdrawal Plan.

Payment of Redemption Proceeds

You may redeem the Fund’s shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  Payment for shares redeemed will be sent to you typically within one to two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

Other Redemption Information

Your redemption proceeds are net of any CDSC fees and/or redemption fees.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (redemption-in-kind).  It is not expected that the Fund would do so except in unusual circumstances.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500.  If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

Tools to Combat Frequent Transactions

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading activity, imposing redemption fees and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Redemption Fee
The Fund charges a 1% redemption fee on the redemption of Fund shares held for 7 days or less.  This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or on sales of Fund shares due to participation in the Systematic Withdrawal Plan.  Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

More detailed information regarding fair value pricing can be found under the heading titled, “YOUR ACCOUNT WITH THE FUND – Share Price.”

GENERAL TRANSACTION POLICIES

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

—	Vary or waive any minimum investment requirement;
—	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
—
Reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

—
Redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

—	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
—	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “How to Purchase Shares of the Fund.”

Your financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

Advisor Class C shares of the Fund may not be exchanged for Advisor Class A shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are normally declared and paid by the Fund typically in December. Capital gain distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or capital gain distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.

If you elect to receive any distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TAX CONSEQUENCES

Distributions made by the Fund will be taxable to shareholders whether received in shares (through reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income or, under current law, as qualified dividend income.  Distributions designated as capital gain dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  You should consult your own advisors concerning federal, state and local taxation of distributions from the Fund.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

FINANCIAL HIGHLIGHTS

Because the Fund had not yet commenced operations as of the date of this Prospectus, no financial highlights are available at this time.

Investment Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, Montana 59401-3155

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE PROSPECTUS

DAVIDSON MULTI-CAP CORE FUND

A series of Advisors Series Trust
www.davidsonmutualfunds.com

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The Annual Report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.davidsonmutualfunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-877-332-0529 or by writing to:

DAVIDSON MULTI-CAP CORE FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.davidsonmutualfunds.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-0104; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)